SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of
                The Securities Act of 1934


                      March 15, 1997
________________________________________________
       Date of Report (Date of earliest event reported)



            CONTROLLED ENVIRONMENT AQUACULTURE
                     TECHNOLOGY, INC.
________________________________________________
  (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


CEA TECH USA, Inc.
7 Waterfront Plaza, Suite 400
500 Ala Moana Blvd.
Honolulu, HI                                       96813
________________________________________________
Address of principal executive offices)        (Zip Code)

(808)521-1801
________________________________________________
Registrant's telephone number, including area code

4750 Table Mesa Drive
Boulder, CO  80303
________________________________________________
Former name or former address, if changed since last report
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       (a) In accordance with the terms of an Agreement and Plan of Reorganization dated January 14, 1997, on
March 15, 1997, the Company acquired all of the issued and outstanding stock of Sunkiss Shrimp Co., Ltd., a Hawaii corporation ("Sunkiss"), in a stock for stock exchange intended to qualify as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of
1986. In the transaction, the Company issued 100,000 shares of its common stock to the former shareholders of Sunkiss, and agreed to issue up to 100,000 additional shares of its common stock ("earn-out" shares) to the shareholders of Sunkiss upon completion of certain conditions. Upon completion of the transaction, Sunkiss became a wholly-owned subsidiary of the Company.

       The conditions for issuance of the earn-out shares include (i) obtaining a lease from the State of Hawaii on approximately 78 acres of real property, (ii) completion of construction of expanded hatchery facilities and one-half acre growout ponds, (iii) completion of stocking of the first 36 one-acre growout ponds on the newly leased property, and (iv) completion of the first full harvest of the 36 ponds. There is no assurance as to when or whether these conditions will be satisfied.

       The shareholders of Sunkiss who will receive shares of the Company in the stock exchange are Landis and Lisa
Ignacio and Robert A. Kanna.

       (b) Sunkiss primarily operates as a breeding, hatchery, and maturation facility for high health genetically improved shrimp, with some production allocated to growout and sale of full-grown shrimp for the local
Hawaiian market. The current facility of Sunkiss consists of approximately 7.5 acres located in Kekaha, Hawaii, on the island of Maui. An expansion program now underway will increase the production capability to raise sufficient brood stock and seed (nauplii and post larvae) to supply all stock for the growing operations of the Company, with sales of surplus, if any, to selected Hawaiian and U.S. shrimp farm growing operations. The Company is also now negotiating for acquisition of leases on additional adjoining acreage for the purpose of expanding future growout operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a) Audited financial statements are not currently available for Sunkiss. Required financial statements for Sunkiss will be filed by the Company as soon as practicable, but in any event not later than 60 days after the due date of this Form 8-K reporting the acquisition of all of the issued and outstanding stock of Sunkiss.

       (c) The following Exhibits are filed as part of this report:

       Exhibit (10) Agreement and Plan of Reorganization.


SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.

/s/ J. A. Garcia, President             3/20/97
________________________________________________
(Signature)                                 (Date)

EXHIBIT 10

          AGREEMENT AND PLAN OF REORGANIZATION

       AGREEMENT AND PLAN OF REORGANIZATION dated as of January 14, 1997, by and between CONTROLLED
ENVIRONMENT AQUACULTURE TECHNOLOGY, a Colorado corporation ("CEA TECH"), and SUNKISS SHRIMP CO. LTD., a Hawaii corporation ("SUNKISS").

       WHEREAS, the shareholders of SUNKISS (the
"Shareholders") own all of the issued and outstanding stock of SUNKISS SHRIMP CO. LTD (the "SUNKISS Stock"); and

       WHEREAS, the Shareholders desire to transfer to CEA TECH, and CEA TECH desires to acquire from the Shareholders, all of the Shareholders' SUNKISS common stock, pursuant to the applicable provisions of the Corporations Law of Hawaii and the Colorado Business Corporation Act, in exchange for 100,000 shares of common stock of CEA TECH (the "CEA TECH Stock");
and additional performance (earn-out) shares totalling 100,000 shall be issued in accordance with 1.1(a); and

       WHEREAS, the parties hereto intend that the issuance of the shares of CEA TECH Stock in exchange for the SUNKISS Stock, shall qualify as a "tax free" exchange as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

       NOW THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

        Section 1. ISSUANCE AND TRANSFER OF STOCK

       1.1 Issuance and Transfer. Upon the terms and subject to the conditions set forth in this Agreement, at the "Closing" on the "Closing Date" (as hereinafter defined),the Shareholders shall sell, assign, convey and deliver to CEA TECH, and CEA TECH shall purchase and receive from the Shareholders all of their shares of common stock, constituting all of the issued and outstanding
SUNKISS Stock and set forth opposite each such Shareholder's name on Exhibit A. In consideration for the transfer of such shares of SUNKISS common stock to CEA TECH, CEA TECH shall issue to the Shareholders in exchange for each share of SUNKISS common stock, four (4) shares of authorized and newly issued CEA TECH common stock. No fractional shares shall be issued.

       1.1.(a)   Additional Performance Shares.  Up to an additional
100,000 common shares shall be issued as part of this acquisition to the original shareholders listed on Exhibit A hereto, as directed in Exhibit A(1).

       1.2 Total Shares to be Issued and Outstanding. Upon the Closing Date, the total number of shares to be issued and outstanding of CEA TECH, including shares issued to SUNKISS
Shareholders, and shares to be issued in connection with the pending private placement, shall be no more than 3,257,000 common shares.

SECTION 2  CLOSING; TERMINATION

       2.1 Closing. Subject to the fulfillment or waiver of the conditions precedent set forth in Sections 7 and 8 hereof, the Closing shall take place on the Closing Date at the offices of CEA TECH, or at such other place on the Closing Date as the parties may mutually agree in writing.

       2.2 Closing Date. The Closing Date shall be January 15, 1997, or such later date upon which SUNKISS and the Shareholders and CEA TECH may mutually agree in writing. If the Closing Date shall not have taken place on or before March
31, 1997, this Agreement shall terminate upon written notice of such termination given by either party not then in material default. Upon such termination, the parties shall be released from all obligation or liabilities arising hereunder except for (a) liabilities arising out of pre-termination breaches hereof and (b) obligations arising under Section 9.4 hereof.

       2.3    Filings; Cooperation.

       (a) Prior to the Closing, the parties shall proceed with due diligence and in good faith to make such filings and take such other actions as may be necessary to satisfy the conditions precedent set forth in Sections 7 and 8 below.

       (b)    On and after the Closing Date, CEA TECH and
SUNKISS and the Shareholders shall, on request, with and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

SECTION 3.  SUNKISS CORPORATION'S
REPRESENTATIONS AND WARRANTIES

       3.1    SUNKISS REPRESENTATIONS AND
WARRANTIES. Set forth in this Section 3.1 are certain representations and warranties made by SUNKISS to CEA TECH which shall constitute all of the representations and warranties by SUNKISS with respect to the transactions covered by this Agreement.

       (a) Organization and Good Standing. The Articles of Incorporation of SUNKISS as presently in effect, certified by the Secretary of State of Hawaii and the Bylaws of SUNKISS as presently in effect, certified by the President and Secretary of SUNKISS, have been delivered to CEA TECH and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto other than those necessary to consummate this Agreement and therefore, disclosed herein.

       (b) Capitalization. SUNKISS' authorized capital stock consists of 500,000 shares of common stock (defined as SUNKISS
Common Stock), par value $1.00 per share, of which 25,000 shares are issued and outstanding. No other equity securities or debt obligations of SUNKISS are authorized, issued or outstanding.

       (c) Subsidiaries. SUNKISS has no subsidiaries, investments, or other financial interest in any other corporation or business organization, joint venture or partnership.

       (d) Financial Statements. SUNKISS had furnished to CEA TECH its unaudited financial data as of October 31, 1996, consisting primarily of a list of assets totalling $432,000, with liabilities to the Department of Agriculture, State of Hawaii totalling $130,000, arising from one or more loans received by SUNKISS pursuant to Chapter 219 Hawaii Revised Statutes. In connection therewith, SUNKISS must obtain the written consent of the Department of Agriculture to the planned reorganization/acquisition under certain negative covenant agreements, Section 5, Page 2 of the Loan Commitment issued pursuant to the approval of the Loan Application submitted to the Board of Agriculture on February 17, 1994 and dated February 24, 1994.

       SUNKISS agrees to supply all books and records necessary to the conduct of an independent audit as of January 31, 1997 by Grant Thornton & Co., in connection with its annual audit of CEA TECH. SUNKISS has agreed to permit CEA TECH to engage independent appraisers to evaluate and opine on the value of acquired assets and inventory, which evaluations CEA TECH may utilize in connection with the purchase basis of this transaction if it so elects, in connection with the year end January 31, 1997 audit.

       (e) Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against SUNKISS or its properties. There are no actions, suits or proceedings pending, or threatened against or affecting SUNKISS, or any of its properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of SUNKISS which might result in any material adverse change in the operations or financial condition of SUNKISS, or which might prevent or materially impede the consummation of the transactions under this Agreement.

       (f) Compliance with Laws. To the best of SUNKISS' actual knowledge, the operations and affairs of SUNKISS do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would substantially and adversely affect the business, financial conditions or operations of SUNKISS.

       (g) Absence of Undisclosed Liabilities. SUNKISS did not have, as of October 31, 1996, and SUNKISS shall not have as of the Closing Date, any liabilities except those liabilities incurred in the ordinary course of business.

       (h) Disclosure. Neither this Agreement, nor any certificate, exhibit, schedule or other written document or statement, furnished to CEA TECH by SUNKISS in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or willfully omits to state a material fact necessary to be stated to make the statements contained herein or therein not misleading.

       (i) Title to Assets. Schedule 3.1(i) hereto lists all the assets which will be owned by SUNKISS on the Closing Date.
SUNKISS owns outright and has good, marketable title to all of such assets including, without limitation, all of the assets reflected on the October 31, 1996 SUNKISS financial statements, except as otherwise disclosed on Schedule 3.1(i).

       (j) Contracts. Set forth on Schedule 3.1(j) hereto is a true and complete list of all material contracts, agreements or commitments to which SUNKISS is a party or is bound. All such material contracts, agreements and commitments are valid and binding on SUNKISS in accordance with their terms.

       (k) Books and Records. To its best actual knowledge the books and records of SUNKISS are complete and correct, are maintained in accordance with good business practice and the transactions therein described, and there have been no transactions involving SUNKISS which properly should have been set forth therein and which have not been accurately set forth.

       (l) Operating Authorities. To the best actual knowledge of SUNKISS, it has all material operating authorities, governmental certificates and licenses, permits, authorizations and approvals ("Permits") required to conduct its business as presently conducted. Since inception to SUNKISS' actual knowledge, there has not been any notice or adverse development regarding such permits; such permits are in full force and effect; no material violations are or have been recorded in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit.

       (m) Indemnification. SUNKISS shall indemnify CEA TECH from any losses sustained by it as a result of any breach, inaccuracy or omission by SUNKISS with regard to any representation or warranty set forth in this Agreement.

3.2 Restrictions on Securities

       (a) Transfer of Securities.  None of the CEA TECH
Common Stock acquired pursuant to this Agreement shall be transferable except upon the conditions specified in this Section
3.2, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended ("1933 Act") in respect to the transfer of such Shares.

       (b) Legend.  Unless and until otherwise permitted by this
Section 3.2, each certificate or other document evidencing any of the CEA TECH Common Stock and Preferred Stock shall be endorsed with a legend substantially in the following form:

       "THESE SECURITIES HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, AND MAY NOT BE SOLD, PLEDGED OR
OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, (B) IN
COMPLIANCE WITH RULE 145 UNDER SUCH ACT, OR (C)
THE COMPANY HAS BEEN FURNISHED WITH AN OPINION
OF COUNSEL REASONABLY ACCEPTABLE TO THE
COMPANY TO THE EFFECT THAT NO REGISTRATION IS
REQUIRED BY SUCH TRANSFER."

       (c) Restrictions on Transfer. None of the CEA TECH Common Stock or Preferred Stock shall be transferred, and CEA TECH shall not be required to register any such transfer on the books of CEA TECH, unless and until one of the following events shall have occurred:

              (A) CEA TECH shall have received an opinion of counsel, in form and in substance reasonably acceptable to CEA
TECH and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Securities and Exchange
Commission (the "Commission") thereunder. Within five business days after delivery to CEA TECH and its counsel of such an opinion, CEA TECH either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize
CEA TECH's transfer agent to make the requested transfer;

              (B) CEA TECH shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for CEA TECH setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer;

              (C) The shares of CEA TECH's Common Stock are transferred pursuant to a registration statement which has been filed with the Commission and has become effective;

              (D) The shares of CEA TECH Common Stock are transferred pursuant to and in accordance with Rule 144 promulgated by the Commission under the 1933 Act.

SECTION 4  CEA TECH'S REPRESENTATIONS AND
WARRANTIES

       CEA TECH represents and warrants to SUNKISS and the Shareholders as follows:

       4.1 Organization and Good Standing. CEA TECH is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and as proposed to be conducted. The Articles of Incorporation of CEA TECH and all amendments thereto, certified by the Secretary of State of Colorado, and the Bylaws of CEA TECH, as presently in effect, certified by the President and Secretary of CEA TECH, have been delivered to SUNKISS and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto other than those necessary to consummate this Agreement, and therefore, disclosed herein.

       4.2 Authority.

       (a) CEA TECH has full corporate power to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions contemplated hereunder, to issue and transfer CEA TECH Stock to the Shareholders and to carry out all of its obligations hereunder, but consummation of this Agreement is subject to approval of the principal terms of this Agreement by its outstanding shares, as those terms are defined under the Colorado Business Corporation Act, of CEA TECH. The execution and delivery of this Agreement and all other agreements, documents and instruments to be executed herewith, have been duly authorized by the Board of Directors of CEA TECH.


       (b) CEA TECH shall have obtained any approval of the transactions set forth in this Agreement by its outstanding shares required under the Colorado Business Corporation Act.

       (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by CEA TECH with any of the provisions hereof will:

              (i) violate or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of CEA TECH or any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument to which CEA TECH is a party, or by which it or its properties or assets may be bound or affected; or

              (ii) violate any order, writ, injunction or decree, or any statute, rule, permit, or regulation applicable to CEA TECH or any of its properties or assets.

       (d) Indemnification. CEA TECH shall indemnify SUNKISS for any losses resulting from any breach, inaccuracy or omission on the part of CEA TECH with regard to any representation or warranty set forth in this Agreement.

       4.3 Description of and Title to Stock.

       (a) CEA TECH's authorized capital stock consists of 100,000,000 shares of common stock, no par value, of which the issued and outstanding shares do not exceed 3,257,000 shares, and 10,000,000 shares of preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. A total of 3,000,000 Class A warrants exercisable until December 31,
2001, are authorized and, 2,739,000 are outstanding. These warrants are convertible into common stock at $2.00 per share. No other equity securities or debt obligations of CEA TECH are authorized, issued or outstanding except those performance shares described in l.l(a) and those additional earn-out shares agreed to in connection with the acquisition of Aquacare Environment, Inc.

       (b) The outstanding shares of CEA TECH Stock are free and clear of all liens, charges, claims, pledges, restrictions and encumbrances whatsoever of any kind or nature that would inhibit, prevent, or otherwise interfere with the transactions contemplated hereby. All of the outstanding shares of CEA TECH Stock are validly issued, fully paid and nonassessable and there are no voting trust agreements or other contracts, agreements or other contracts, agreements or arrangements restricting or affecting voting or dividend rights or transferability with respect to the outstanding shares of CEA TECH Stock.

       (c) All of the CEA TECH Common to be issued to or transferred to the Shareholders pursuant to this Agreement, when issued, transferred, and delivered as provided herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, claims, pledges, restrictions and encumbrances whatsoever of any nature.

       4.4 Subsidiaries. CEA TECH is incorporating three corporations in the State of Hawaii to operate as wholly owned subsidiaries in order to conduct its businesses located in Hawaii.

       4.5 Financial Statements. The Form 10-KSB dated January 31, 1996, and subsequent Form 10-Qs filed for the quarters ended April 30, 1996, July 31, 1996, and October 31, 1996, contain audited January 31, 1996 and unaudited 10-Q financial statements and the related statements of operations and shareholders equity. CEA TECH, formerly known as Global Capital Access
Corporation can be classified to date as a development stage company, or start up. The Board of Directors have approved the issuance of the additional shares subject to this agreement, additional shares in connection with a private placement of $2,500,000, and additional shares to finders, and key employees, officers and directors, totalling 1,340,000 restricted shares when issued. The total common stock issued and outstanding will total 3,257,000 shares giving effect to these transactions.

       4.6 Absence of Certain Changes.  Since the CEA TECH
Balance Sheet Date, (a) there has been no change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of CEA TECH as shown on the CEA TECH Balance
Sheet at that date contained in the CEA TECH Financial
Statements; (b) there has been no damage to, destruction of, or loss of any of the properties or assets of CEA TECH (whether or not covered by insurance); (c) CEA TECH has not declared, or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or issued any shares of its capital stock, except as outlined in Section 4.5 above;
(d) there have been no loans made by CEA TECH to its employees, officers or directors; (e) there have been no waiver or compromise by CEA TECH of valuable rights or of a material debt owed to it; (f) CEA TECH has made no payment or agreement or commitment to pay any compensation, fee or other monies to any employee, officer, director, or agent of CEA
TECH; (g) there has been no agreement or commitment by CEA
TECH to do or perform any of the acts described in this Section
4.6; and (h) there has been no other event or condition of any character which might adversely change the condition (financial or otherwise), business, property, prospects, assets or liabilities of CEA TECH or to impair materially the ability to conduct the business now being conducted by it.

       4.7 Absence of Undisclosed Liabilities. Except as disclosed in CEA TECH's Financial Statements, CEA TECH did not have, as of the Closing Date, any liabilities (secured or unsecured and whether accrued, absolute, direct, indirect, or otherwise) of a kind required by generally accepted accounting principles and consistent with past practice to be set forth on a financial statement or the notes thereto.

       4.8 Litigation. There are no outstanding orders, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against CEA TECH or its properties.
Except for the threat of litigation by D.J. Walsh & Associates
(USA) Inc., of which the parties hereto have full and prior knowledge, and mutually agree to be without merit, there are no judgments, actions, suits or proceedings pending, or to the knowledge of CEA TECH, threatened against or affecting CEA
TECH or any of its properties, at law or in equity, or before any state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, in connection with the business, operations or affairs of CEA TECH which could prevent or impede the consummation of the transactions contemplated under this Agreement.

       4.9 Compliance with Laws. The operations and affairs of CEA TECH do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency.

       4.10 Brokers: Underwriters. CEA TECH has not used the services of or entered into any agreement with, any broker, agent or finder in connection with this Agreement or the transactions contemplated hereby, nor has CEA TECH taken any action which could result in any other broker's, finder's or other fees or commission being due and payable to any party with respect to this Agreement or the transactions contemplated hereby. CEA TECH has not entered into any agreements, commitments, arrangements or understandings of any kind whatsoever with any broker-dealer or underwriter in connection with the transactions contemplated under this Agreement or the SUNKISS Stock being acquired hereunder or CEA TECH Stock being issued hereunder.

       4.11 Disclosure. Neither this Agreement, nor any certificate, exhibit, schedule or other written document or statement furnished to the Shareholders by CEA TECH in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

       4.12 Tax Matters. All federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of CEA TECH have been filed for all the years and periods for which such returns and statements were due, including extensions thereof. Since the CEA TECH
Balance Sheet Date, CEA TECH has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of CEA TECH. On the date of this Agreement, CEA TECH is not delinquent in the payment of any such tax or assessment, and no deficiencies for any amount of such tax have been proposed in a revenue agent's report or assessed, and to the best knowledge of CEA TECH, there is no basis for any such deficiency or claim. There is no tax sharing agreement among or between CEA TECH and any affiliate thereof. There is not now in force any extension of time with respect to the date on which any tax return was or is due to be filed by or with respect to CEA TECH, or any waiver or agreement by CEA TECH for the extension of time for the assessment of any tax, and CEA TECH is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code of 1986.

       4.13 Books and Records.  The books and records of CEA
TECH are complete and correct, are maintained in accordance with good business practice and accurately present and reflect, in all material respects, all of the transactions therein described, and there have been no transactions involving CEA TECH which properly should have been set forth therein and which have not been accurately so set forth.

       4.14 Registration Rights. CEA TECH has not granted or agreed to grant any rights relating to the registration of its securities under applicable federal and state securities laws, including piggy-back rights, except as to the underlying common stock upon conversion of the preferred stock placed with Unity House, Inc.

       4.15 Employee Benefit Plans. CEA TECH has never adopted or maintained a "defined benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), nor has such a plan been maintained by any person, firm or corporation which is under "common controls (within the meaning of Section 4001(b) of ERISA) with CEA TECH. Any Defined contribution plan" within the meaning of ERISA adopted or maintained by CEA TECH has been properly terminated and all accrued benefits thereunder have been transferred to the employees or beneficiaries entitled thereto. CEA TECH has never participated in a Multi-employer plans within the meaning of ERISA. There have been no "prohibited transactions" or other violations of law or threatened or pending claims with respect to any of CEA
TECH's employee benefit plans.

       4.16 Hazardous Waste. CEA TECH did not use, generate, store, release or transport any hazardous waste, hazardous materials or hazardous substances, or cause, direct, or permit any of the foregoing to be done, and CEA TECH did not violate or breach any federal state or local environmental protection and/or health and safety laws and regulations thereto, and CEA TECH has no contingent liabilities as a "responsible party."

       4.17 SEC Filings. CEA TECH is a reporting company under
Section 12g of the Act and has fulfilled all of the reporting requirements of the SEC and is current with its filings .

SECTION 5  SURVIVAL OF REPRESENTATIONS AND
WARRANTIES

       The representations, warranties and covenants of SUNKISS contained herein and the representations and warranties of the Shareholders set forth in their consent forms shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement. The representations, warranties and covenants of CEA TECH contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement.

SECTION 6  CONDITIONS PRECEDENT TO THE
OBLIGATIONS OF CEA TECH REGARDING THE CEA
TECH STOCK

       The obligations of CEA TECH under this Agreement in respect to the issuance and transfer of CEA TECH Stock shall, at the option of CEA TECH, be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent.

       6.1 Accuracy of Representations and Warranties:
Performance. The representations and warranties made by SUNKISS in this Agreement and the representations and warranties of the Shareholders set forth in their consent forms shall be true and correct in all material respects on and as of the Closing Date; the Shareholders shall have performed or complied with all covenants, agreements and conditions contained in this Agreement on its part required to be performed or complied with at or prior to Closing. SUNKISS shall have delivered to CEA TECH an officer's certificate, dated as of the Closing Date, to the foregoing effect.

       6.2 Shareholder Approval. SUNKISS shall have obtained all necessary shareholder approval for this acquisition and exchange of stock.

       6.3 No Contrary Judgment. The Closing shall not violate any Permit or order, decree, or judgment of any court or governmental body having competent jurisdiction, and there shall not have been instituted any legal or administrative action or proceeding to enjoin the transaction contemplated hereby or seeking damages from CEA
TECH with respect thereto.

       6.4 Closing. SUNKISS and the Shareholders shall deliver or cause to be delivered to CEA TECH at or prior to the Closing the following documents:

       (i) Certificate(s) representing all of the Shareholder's shares of SUNKISS Stock, which certificate(s) shall be either (A) duly endorsed in blank, or (B) accompanied by stock powers duly executed;

       (ii) The certificate referred to in Section 6.1 hereof;

        (iii) SUNKISS' Articles of Incorporation, certified by the Secretary of State of Hawaii;


       (iv) Bylaws of SUNKISS certified as of the Closing Date by the President and Secretary of SUNKISS.

       (v) Such other documents, instruments or certificates as shall be reasonably requested by CEA TECH or its counsel.

SECTION 7  CONDITIONS PRECEDENT TO THE
OBLIGATIONS OF THE SHAREHOLDERS REGARDING THE
SUNKISS STOCK

       The obligations of SUNKISS under the Agreement and the obligations of the Shareholders, and each of them, under this Agreement to sell the SUNKISS Stock shall, at the option of SUNKISS and the Shareholders, be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent.

       7.1 Accuracy of Representations and Warranties; Performance. All representations and warranties made by CEA
TECH in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date; CEA TECH shall have performed or complied with all covenants, agreements and conditions contained in this Agreement on its part required to be performed or complied with at or prior to Closing. CEA TECH shall have delivered a statement to the Shareholders, dated the Closing Date to the foregoing effect.

       7.2 Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by The Rally Group Ltd., the majority shareholder of CEA TECH.

       7.3 Consents. All material authorizations, consents or approvals of any and all governmental regulatory authorities necessary in connection with the consummation of the transactions contemplated by this Agreement, shall have been obtained and be in full force and effect.

       7.4 No Contrary Judgment. The Closing shall not violate any permit or order, decree or judgment of any court or governmental body having competent jurisdiction and there shall not have been instituted any legal or administrative action or proceeding to enjoin the transaction contemplated hereby or seeking damages from the Shareholders or SUNKISS with respect thereto.

       7.5 Closing. CEA TECH shall deliver or cause to be delivered to SUNKISS and the Shareholders at or prior to the Closing Date the following documents:

       (i) Certificates representing the shares of CEA TECH Stock to be newly issued by CEA TECH under this Agreement, which certificates shall be in the names of the Shareholders and duly executed by CEA TECH;

       (ii) An officer's certificate signed by the President and Secretary of CEA TECH, as to such matters as SUNKISS deems necessary, including, without limitation, the matters referred to in
Section 7.1 hereof and affirming that all of the conditions detailed in Sections 7.2, 7.3, and 7.4, have been satisfied;

       (iii) CEA TECH's Articles of Incorporation, certified by the Secretary of State of Colorado;

       (iv) Current Certificate of the Secretary of State of Colorado as to the good standing of CEA TECH;

       (v) Certified copies of resolutions adopted by the Board of Directors of CEA TECH authorizing the execution and delivery of this Agreement and the transactions contemplated hereby;

       (vi) Bylaws of CEA TECH, certified as of the Closing Date by the President and Secretary of CEA TECH;

       (vii) Such other documents, instruments or certificates as shall be reasonably requested by the Shareholders, or any of them, or their counsel.

SECTION 8  ADDITIONAL COVENANTS OF THE PARTIES

       8.1 Expenses. SUNKISS shall pay all of its own costs and expenses (including attorneys' and accountants' fees, costs, and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated herein. CEA
TECH may elect to advance costs to SUNKISS, which shall be repaid after Closing or in the event that SUNKISS should not complete this transaction due to no fault of CEA TECH.

       8.2 Access to Properties and Records. CEA TECH and
SUNKISS shall, at all reasonable times prior to Closing, make the properties, premises, books and records of CEA TECH and SUNKISS available to each other and each other's authorized representatives, during reasonable business hours, in such a manner as not to unduly disrupt normal business activities.

       8.3 Corporate Existence. Rights and Franchises. Prior to the Closing, SUNKISS and its authorized representatives shall cause SUNKISS to conduct its business in the ordinary course and, to the extent not inconsistent with prudent business practice, in such a manner as to maintain its business organization intact and to retain its present employees, and to maintain its relationships with customers, suppliers and others having business relationships with it, and without the prior written consent of CEA TECH, shall not permit SUNKISS' assets to become bound by or subject to any contracts or other agreements except in the ordinary course of business. SUNKISS shall respond promptly to any reasonable requests for reports or additional information by CEA TECH.

       8.4 Confidentiality. Except for such documents, reports, information and data (including financial statements) which are of a public nature, pending the Closing (and if this Agreement is terminated, at all times after the date hereof), CEA TECH shall treat as confidential and, except as may be required by law or necessary or, in the opinion of counsel to SUNKISS or CEA
TECH, desirable, to obtain required regulatory approval of the transactions contemplated hereby or otherwise, will not use, submit or disclose, or file with others, or permit any person, firm, corporation or entity under its control to use, submit or disclose, or file with others, any documents, reports, information or data concerning SUNKISS which CEA TECH may obtain from the Shareholders of SUNKISS; and, except for such documents, reports and other written materials (including financial statements) of a public nature, if this Agreement is terminated, CEA TECH shall return to SUNKISS and the Shareholders any and all documents, reports and other written materials (including financial statements) concerning SUNKISS as SUNKISS and the Shareholders may reasonably request.

       8.5 Dispute Resolution. In the event of a dispute, controversy or claim among the parties hereto involving a claim of breach of representation or warranty hereunder, or to enforce a covenant herein (either or both of which are referred to hereafter as a "Claim") the rights and obligations of the parties 14 hereto arising under the terms of this Agreement with respect to such Claims and/or resolution of such disputes shall be submitted to arbitration before and in accordance with the rules of the American
Arbitration Association or any mutually agreeable arbitration association. Judgment upon an arbitration award may be entered in any court having competent jurisdiction and shall be binding, final, and non-appealable. No punitive or exemplary damages shall be awarded against any of the parties. Prior to any arbitration proceeding taking place, either party may at its option elect to (a) have the arbitrator conduct, in a separate proceeding prior to the actual arbitration, a preliminary hearing, at which hearing testimony and other evidence may be presented, or (b) submit the controversy or claim to non-binding mediation, in which event the parties shall execute a suitable confidentiality agreement. The rules of evidence as then in effect in the State of Colorado shall be followed throughout the arbitration proceedings, including without limitation any preliminary hearings. This arbitration provision shall be deemed to be self-executing and in the event either party fails to appear at any properly noticed arbitration proceeding, an award may be entered against such party notwithstanding said failure to appear. Such arbitration shall take place in a mutually agreed upon location. The arbitrator may, at its discretion, award the prevailing party its attorney's fees and costs incurred in the arbitration of any dispute arising under or in any way connected with the Agreement.

SECTION 9  MISCELLANEOUS

       9.1 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date hereof. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

       9.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument.

       9.3 Severability. If any provisions hereof shall be held invalid or unenforceable by a court of competent jurisdiction, or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provisions hereof.

       9.4 Assignability. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, provided that, neither this Agreement nor any right hereunder shall be assignable by the Shareholders, or any of them, or CEA TECH, or SUNKISS without prior written consent of the other party.

       9.5 Captions. The captions of the various Sections of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Agreement.

       9.6 Governing Law. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Colorado.

       9.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and delivered in person or sent by certified mail, postage prepaid and properly addressed as follows:

To the Shareholders and Sunkiss Shrimp Co. Ltd.:

       SUNKISS SHRIMP CO. LTD.
       Landis Ignacio, President
       P. O. Box 583
        Kekaha, Hawaii  96752

To CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY:

       CONTROLLED ENVIRONMENT
       AQUACULTURE TECHNOLOGY
       c/o Gary S. Joiner
        4750 Table Mesa Drive
        Boulder, CO  80303

       J.A. Garcia
       c/o Robert Matsumoto, Attorney
        1441 Kapiolani Blvd., Suite 910
        Honolulu, Hawaii  96814

       Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying the new address, but no such notice of change shall be deemed to have been given until it is actually received by the respective party hereto.

       All notices and other communications required or permitted under this Agreement which are addressed as provided in this
Section 9.7, if delivered personally, shall be effective upon delivery; and, if delivered by mail, shall be effective three (3) days following deposit in the United States Mail, postage prepaid.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SUNKISS SHRIMP CO. LTD.


_______________________________________________
Landis Ignacio, President

_______________________________________________
Lisa Ignacio, Secretary

CONTROLLED ENVIRONMENT AQUICULTURE
TECHNOLOGY


_______________________________________________
J. A. Garcia, President


_______________________________________________
Gary S. Joiner, Secretary

EXHIBIT A

Shares to be Issued to the Former SUNKISS Shareholders

Shareholder                                 Common Shares
Landis Ignacio                              60,000
Robert Kanna                                40,000

ADDENDUM NUMBER 1 TO AGREEMENT AND PLAN OF
REORGANIZATION

This ADDENDUM NUMBER 1 TO AGREEMENT AND PLAN
OF REORGANIZATION by and between CONTROLLED
ENVIRONMENT AQUACULTURE TECHNOLOGY, a Colorado corporation ("CEA TECH"), and SUNKISS SHRIMP CO. LTD., a Hawaii corporation ("SUNKISS"), is entered into as of the 15th day of March, 1997, and is hereby incorporated into and made a part of the AGREEMENT AND PLAN OF REORGANIZATION
(the "AGREEMENT").

       WHEREAS, effective March 15, 1997, both parties agree that SUNKISS has satisfied the provisions of Section 3, 3.1(d), by having paid off all indebtedness to the State of Hawaii with funds advanced for this purpose by CEA TECH;

       WHEREAS, the parties hereby agree that March 15, 1997, is the effective closing date of the Agreement, in compliance with
Section 2, 2.2 "Closing Date";

       WHEREAS, the parties to the Agreement desire to more clearly define the terms of Section 1.1(a) of the Agreement;

       NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth in the Agreement the parties hereby adopt the following additions and clarifications to Section 1.1(a):

       1.1(b)   TIME PERIOD.  The earn-out of an additional
100,000 shares of common stock of CEA TECH shall be issued as follows:

       25,000 shares upon obtaining a lease on an additional 78 acres (approximately) from the State of Hawaii presently under lease to Kekaha Sugar Co./Amfac.

       25,000 shares upon completion of expanded hatchery facilities and 6 additional one half acre ponds.

       25,000 shares upon completion of stock of the first 36 one acre growout ponds on the newly leased property.

       25,000 shares upon successful completion of the first full harvest of 36 ponds.

       All earned shares as per above are to be issued under Rule
144 restrictions bearing legend. Shares to be issued proportionately to shares owned by and acquired from original shareholders in Exhibit A of the Agreement. Shares to be issued not later than the end of the month in which each qualifying event is completed.

       IN WITNESS WHEREOF, the parties hereto have executed this ADDENDUM TO AGREEMENT AND PLAN OF
REORGANIZATION as of the date first written above.

CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY

______________________________
J.A. Garcia, President

______________________________
Gary S. Joiner, Secretary

SUNKISS SHRIMP CO. LTD.

______________________________
Landis Ignacio, President


______________________________
Lisa Ignacio, Secretary
